                                                                 Exhibit 10

                            MATERIAL CONTRACTS

The following  material  contracts of Navistar Financial 2005-A Owner Trust are incorporated herein by reference:

10.01 Purchase   Agreement   dated  as  of  July  27,  2005,   between  the
      Corporation and Navistar  Financial Retail  Receivables  Corporation,
      as Purchaser,  with respect to Navistar Financial 2005-A Owner Trust, as  Issuer.  Filed  as  Exhibit  99.1 to  Navistar  Financial  Retail
      Receivables  Corporation Owner Trust 2005-A's Form 8-K dated July 27,
      2005.  Commission File No. 333-115716-01.

10.02 Pooling  Agreement  dated as of July 27, 2005 among the  Corporation, as Servicer,  and Navistar Financial Retail Receivables  Corporation,
      as Seller,  and Navistar  Financial  2005-A  Owner Trust,  as Issuer.
      Filed  as  Exhibit  4.1  to  Navistar  Financial  Retail  Receivables
      Corporation  Owner  Trust  2005-A  Form  8-K  dated  July  27,  2005.
      Commission File No.  333-115716-01.

10.03 Servicing   Agreement   dated  as  of  July  27,   2005,   among  the
      Corporation,  as Servicer and Navistar  Financial Retail  Receivables
      Corporation,  as Seller,  and Navistar  Financial 2005-A Owner Trust,
      as  Issuer.  Filed  as  Exhibit  99.3 to  Navistar  Financial  Retail
      Receivables  Corporation Owner Trust 2005-A's Form 8-K dated July 27.
      2005.   Commission File No. 333-115716-01.

10.04 Trust  Agreement  dated  as  of  July  27,  2005,   between  Navistar
      Financial Retail  Receivables  Corporation,  as Seller, and the Chase
      Manhattan Bank USA,  National  Association,  as Owner  Trustee,  with
      respect  to  Navistar   Financial   2005-A  Owner  Trust.   Filed  as
      Exhibit  4.3 to Navistar  Financial  Retail  Receivables  Corporation
      Owner Trust  2005-A's Form 8-K dated July 27, 2005.  Commission  File
      No.  333-115716-01.

10.05 Indenture  dated  as of July 27,  2005,  between  Navistar  Financial
      2005-A Owner Trust and The Bank of New York,  as  Indenture  Trustee,
      with  respect to Navistar  Financial  2005-A  Owner  Trust.  Filed as
      Exhibit  4.2 to Navistar  Financial  Retail  Receivables  Corporation
      Owner Trust  2005-A's Form 8-K dated July 27, 2005.  Commission  File
      No. 333-115716-01.